UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2010
NiSource Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On February 18, 2010, NiSource, Inc. (the “Company”) announced that effective February 26, 2010, Eileen O’Neil Odum will resign from her position as Executive Vice President and Group CEO of the Northern Indiana Energy Group, as well as any other positions, offices or directorships with the Company or any affiliate. In connection with her resignation, the Company and Ms. Odum entered into a separation agreement on February 16, 2010 (the “Separation Agreement”), the material terms of which are described below. The Separation Agreement supersedes Ms. Odum’s employment agreement with the Company, and the Separation Agreement includes a customary release of claims under that employment agreement or otherwise arising before the date of the Separation Agreement.
The Separation Agreement provides that Ms. Odum will continue to serve as a full-time, active employee of the Company until June 30, 2012, or her earlier resignation or termination (the “Employment Period”). During the Employment Period, Ms. Odum will report to the Company’s Chief Executive Officer, and will provide executive level support, counsel, and advice in areas including, but not limited to, regulatory matters, Northern Indiana Energy Group operations, governmental relations, and public affairs. During the Employment Period, she will continue to receive her current annual base salary, will be eligible to participate in the Company corporate incentive plan and will receive a minimum incentive plan payment of $100,000 for each of 2010 and 2011, will remain eligible to participate in the Company’s benefit plans and will remain entitled to indemnification by the Company pursuant to its by-laws, as well as coverage under the Company’s directors and officers liability insurance policies to the same extent as other former officers of the Company. Ms. Odum has agreed to adhere to confidentiality and non-disparagement covenants. If the Employment Period continues through June 30, 2012, then Ms. Odum will receive, subject to her execution of a customary release of claims arising before the date of such release, a lump sum payment of $100,000, plus an additional lump sum payment in respect of one year’s COBRA premiums.
For additional information, see the press release furnished hereto as Exhibit 99.1.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, dated February 18, 2010, issued by NiSource Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)
Date: February 19, 2010	By:	/s/ Jeffrey W. Grossman
Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated February 18, 2010, issued by NiSource Inc.